PNC FUNDS and PNC ADVANTAGE FUNDS (the "FUNDS")
RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS
FOR THE PERIOD JUNE 1, 2016 THROUGH NOVEMBER 30, 2016

The following table provides a summary of all Rule 10f-3 Affiliated Underwriter Syndicate Transactions executed on behalf of the Funds by the Funds' adviser, sub-advisers, or an affiliate, if any, during the period June 1, 2016 through November 30, 2016.


INFORMATION WILL BE DISPLAYED IN THE FOLLOWING ORDER:
Date
Fund
Sub-Adviser (If Applicable)
Issuer
Purchased From
Underwriter/Affiliated Participant Underwriter
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount % of Offering


6/2/2016
PNC Limited Maturity Bond Fund
N/A
Aetna Inc.
Citigroup
PNC Capital Markets
$835,000/$1,650,000,000
<1%

6/2/2016
PNC Ultra Short Bond Fund
N/A
Aetna Inc.
Citigroup
PNC Capital Markets
$1,625,000/$1,000,000,000
<1%

6/7/2016
PNC Intermediate Bond Fund
N/A
Marriott International
Deutsche Bank
PNC Capital Markets
$985,000/$750,000,000
<1%

7/12/2016
PNC Balanced Allocation Fund - Fixed Income
N/A
Comcast Corp
JP Morgan Chase
PNC Capital Markets
$40,000/$1,000,000,000
<1%

7/12/2016
PNC Bond Fund
N/A
Comcast Corp
JP Morgan Chase
PNC Capital Markets
$195,000/$1,000,000,000
<1%

7/12/2016
PNC Total Return Advantage Fund
N/A
Comcast Corp
JP Morgan Chase
PNC Capital Markets
$300,000/$1,000,000,000
<1%

7/18/2016
PNC Bond Fund
N/A
Teva Pharmaceuticals
Barclays
PNC Capital Markets
$115,000/$3,500,000,000
<1%

7/18/2016
PNC Intermediate Bond Fund
N/A
Teva Pharmaceuticals
Barclays
PNC Capital Markets
$385,000/$3,500,000,000
<1%

7/18/2016
PNC Limited Maturity Bond Fund
N/A
Teva Pharmaceuticals
Barclays
PNC Capital Markets
$500,000/$2,000,000,000
<1%

7/18/2016
PNC Ultra Short Bond Fund
N/A
Teva Pharmaceuticals
Barclays
PNC Capital Markets
$350,000/$1,500,000,000
<1%

8/9/2016
PNC Bond Fund
N/A
Kimco Realty Corp
Barclays
PNC Capital Markets
$170,000/$500,000,000
<1%

8/11/2016
PNC Bond Fund
N/A
Fidelity National Information Services, Inc.
Citigroup
PNC Capital Markets
$100,000/$1,250,000,000
<1%

8/11/2016
PNC Intermediate Bond Fund
N/A
Fidelity National Information Services, Inc.
Citigroup
PNC Capital Markets
$505,000/$1,250,000,000
<1%

8/16/2016
PNC Balanced Allocation Fund - Fixed Income
N/A
Wolverine Worldwide
JP Morgan Chase
PNC Capital Markets
$30,000/$250,000,000
<1%

8/16/2016
PNC High Yield Bond Fund
N/A
Wolverine Worldwide
JP Morgan Chase
PNC Capital Markets
$230,000/$250,000,000
<1%

8/16/2016
PNC Total Return Advantage Fund
N/A
Wolverine Worldwide
JP Morgan Chase
PNC Capital Markets
$475,000/$250,000,000
<1%

8/19/2016
PNC Tax Exempt Limited Maturity Bond Fund
N/A
Philadelphia PA Gas Wks Rev Rfdg
Merrill Lynch
PNC Capital Markets
$23,622,000/$312,425,000
8%

9/1/2016
PNC OH Intermediate Tax Exempt Bond Fund
N/A
Summit Cnty Ohio
Keybanc
PNC Capital Markets
$1,535,000/$34,275,000
4%

9/7/2016
PNC Balanced Allocation Fund - Fixed Income
N/A
Valero Energy Corp
Citigroup
PNC Capital Markets
$40,000/$1,250,000,000
<1%

9/7/2016
PNC Bond Fund
N/A
Valero Energy Corp
Citigroup
PNC Capital Markets
$105,000/$1,250,000,000
<1%

9/7/2016
PNC High Yield Bond Fund
N/A
Novelis Corp
Morgan Stanley
PNC Capital Markets
$100,000/$1,500,000,000
<1%

9/7/2016
PNC Intermediate Bond Fund
N/A
Valero Energy Corp
Citigroup
PNC Capital Markets
$860,000/$1,250,000,000
<1%

9/7/2016
PNC Total Return Advantage Fund
N/A
Valero Energy Corp
Citigroup
PNC Capital Markets
$295,000/$1,250,000,000
<1%

9/14/2016
PNC Balanced Allocation Fund - Fixed Income
N/A
Activision Blizzard
Bank of America
PNC Capital Markets
$40,000/$850,000,000
<1%

9/14/2016
PNC Bond Fund
N/A
Activision Blizzard
Bank of America
PNC Capital Markets
$120,000/$850,000,000
<1%

9/14/2016
PNC Intermediate Bond Fund
N/A
Activision Blizzard
Bank of America
PNC Capital Markets
$715,000/$850,000,000
<1%

9/14/2016
PNC Total Return Advantage Fund
N/A
Activision Blizzard
Bank of America
PNC Capital Markets
$310,000/$850,000,000
<1%

9/22/2016
PNC Balanced Allocation Fund - Fixed Income
N/A
Goldman Sachs Group, Inc.
Goldman Sachs & Co.
PNC Capital Markets
$65,000/$2,250,000,000
<1%

9/22/2016
PNC Bond Fund
N/A
Goldman Sachs Group, Inc.
Goldman Sachs & Co.
PNC Capital Markets
$170,000/$2,250,000,000
<1%

9/22/2016
PNC Total Return Advantage Fund
N/A
Goldman Sachs Group, Inc.
Goldman Sachs & Co.
PNC Capital Markets
$475,000/$2,250,000,000
<1%

9/26/2016
PNC Balanced Allocation Fund - Fixed Income
N/A
Avalon Bay Communities
Bank of America Merrill Lynch
PNC Capital Markets
$45,000/$350,000,000
<1%

9/26/2016
PNC Bond Fund
N/A
Avalon Bay Communities
Bank of America Merrill Lynch
PNC Capital Markets
$125,000/$350,000,000
<1%

9/26/2016
PNC Intermediate Bond Fund
N/A
Avalon Bay Communities
Bank of America Merrill Lynch
PNC Capital Markets
$675,000/$300,000,000
<1%

9/26/2016
PNC Total Return Advantage Fund
N/A
Avalon Bay Communities
Bank of America Merrill Lynch
PNC Capital Markets
$340,000/$350,000,000
<1%

10/11/2016
PNC Intermediate Bond Fund
N/A
Phillips 66 Partners
Credit Suisse
PNC Capital Markets
$625,000/$600,000,000
<1%

11/1/2016
PNC Balanced Allocation Fund - Fixed Income
N/A
EQT Midstream Partners
Deutsche Bank
PNC Capital Markets
$45,000/$500,000,000
<1%

11/1/2016
PNC Total Return Advantage Fund
N/A
EQT Midstream Partners
Deutsche Bank
PNC Capital Markets
$550,000/$500,000,000
<1%

11/10/2016
PNC Limited Maturity Bond Fund
N/A
Southern Corp
Mizuho
PNC Capital Markets
$1,680,000/$600,000,000
<1%

11/10/2016
PNC Total Return Advantage Fund
N/A
Goldman Sachs & Co.
Goldman Sachs
PNC Capital Markets
$325,000/$2,750,000,000
<1%

11/14/2016
PNC Bond Fund
N/A
Morgan Stanley
Morgan Stanley
PNC Capital Markets
$235,000/$3,500,000,000
<1%

11/14/2016
PNC Intermediate Bond Fund
N/A
Morgan Stanley
Morgan Stanley
PNC Capital Markets
$590,000/$3,500,000,000
<1%

11/16/2016
PNC Balanced Allocation Fund - Fixed Income
N/A
Holly Frontier Corporation
Citigroup
PNC Capital Markets
$45,000/$750,000,000
<1%

11/16/2016
PNC Bond Fund
N/A
Holly Frontier Corporation
Citigroup
PNC Capital Markets
$200,000/$750,000,000
<1%

11/16/2016
PNC Intermediate Bond Fund
N/A
Holly Frontier Corporation
Citigroup
PNC Capital Markets
$710,000/$750,000,000
<1%

11/16/2016
PNC Total Return Advantage Fund
N/A
Holly Frontier Corporation
Citigroup
PNC Capital Markets
$625,000/$750,000,000
<1%